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                                                                   EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-90926.




                                            /s/ Arthur Andersen LLP



                                            ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
April 15, 1998